SUBSIDIARIES OF WAL-MART STORES, INC.


                                                               NAME UNDER
                                             PERCENT OF        WHICH DOING
                                               EQUITY           BUSINESS
                              STATE OF       SECURITIES        OTHER THAN
SUBSIDIARY                  INCORPORATION      OWNED          SUBSIDIARY'S


McLane Company, Inc.,          Texas            100             Wal-Mart
and its subsidiaries



                                      EXHIBIT 21